Subsequent event	12 Months Ended
Nov. 30, 2020
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent event
29.	Subsequent event
On January 19, 2021, the Company completed a public offering for the sale and issuance of 16,727,900 units of the Company for a gross cash consideration of $46,002, including the full exercise of the over allotment option. Share issue costs are estimated at $3,334 resulting in net proceeds of $42,668.
Each unit is comprised of one common share of the Company and one-half of one common share purchase warrant of the Company (each whole warrant, a “Warrant”). Each Warrant entitles the holder to purchase one common share of the Company at an exercise price of $3.18 until January 19, 2024.